Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Trade and other receivables [Text Block]

9. Trade and other receivables

	Dec. 31, 2025	Dec. 31, 2024
Trade receivables	$343.8	$179.1
Statutory receivables	30.2	50.0
Other receivables	3.8	6.4
	$377.8	$235.5

The increase in trade receivables during the year ended December 31, 2025 primarily relates to one shipment, representing approximately 40,000 tonnes of copper, which occurred late in the fiscal year and received revenue recognition but for which timing of cash receipts occur in 2026, along with additional revenue as a result of higher metal prices.